UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2022

US Foods Holding Corp.
(Exact name of registrant as specified in its charter)
Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9399 W. Higgins Road, Suite 100, Rosemont, IL 60018 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code)
(847) 720-8000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	USFD	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, following its annual meeting of shareholders on May 18, 2022 (the “2022 Annual Meeting”), US Foods Holding Corp. (the “Company”), pursuant to the cooperation agreement (the “Cooperation Agreement”) with Sachem Head Capital Management LP, a Delaware limited partnership, and certain of its affiliates (collectively, “Sachem Head”), increased the size of the Company’s board of directors (the “Board”) to thirteen (13) directors and appointed Scott D. Ferguson, David A. Toy and James J. Barber, Jr. to the Board.

Sachem Head described certain sales of food products to the Company by Sauer Brands, Inc., Mr. Toy’s employer for a period during fiscal year 2021 ending in June 2021, in the Definitive Proxy Statement for the 2022 Annual Meeting on Schedule 14A, which was filed by Sachem Head with the Securities and Exchange Commission on April 14, 2022. None of Messrs. Ferguson, Toy or Barber has any direct or indirect material interest in any other transaction required to be disclosed under Item 404(a) of Regulation S-K in this Current Report on Form 8-K. Messrs. Ferguson, Toy and Barber will receive compensation consistent with the Company’s compensation program for non-employee directors.

James J. Barber, Jr., age 61, is the former Chief Operating Officer of United Parcel Service, Inc. (“UPS”) (NYSE: UPS), one of the world’s largest package delivery companies, serving in this role from March 2018 to January 2020. Mr. Barber began his career as a package delivery driver for UPS. He then spent over thirty years at UPS holding roles of increasing responsibility including as President of UPS International, from May 2013 to February 2018, President of UPS Europe, from July 2011 to April 2013, District Manager, from January 2006 to July 2011, Region and District Controller, from June 1993 to December 2005, Accounting Manager, from January 1989 to May 1993, and Accounting Billing Supervisor, from June 1984 to December 1989. Mr. Barber previously served as a trustee for The UPS Foundation, and on the boards of UNICEF and the Folks Center for International Business at the University of South Carolina. He earned his Bachelor’s degree in Finance from Auburn University.

Scott D. Ferguson, age 48, is the founder and managing partner of Sachem Head Capital Management LP, an investment management firm based in New York, which he started in 2012. Prior to starting Sachem Head Capital, Mr. Ferguson spent nine years as an investment professional at Pershing Square Capital Management, L.P., an investment advisory firm. Prior to that, Mr. Ferguson served as a Vice President at American Industrial Partners LLC, a private equity firm, from 1999 to 2001, and as a business analyst at McKinsey & Company, a management consulting firm, from 1996 to 1999. Mr. Ferguson has served on the boards of directors of Elanco Animal Health Incorporated (NYSE: ELAN), an animal healthcare company, since December 2020, and Olin Corporation (NYSE: OLN), a chemical products manufacturer and distributor, since February 2020, and previously served as a director of Autodesk, Inc. (NASDAQ: ADSK), a design and engineering software company, from March 2016 to June 2017. Mr. Ferguson received his A.B. in Public Policy from Stanford University and his M.B.A. from Harvard Business School.

David A. Toy, age 55, currently serves as the Chief Executive Officer of Heartisan Foods Inc., an omni-channel market leader in smoked, flavored, and kosher all-natural cheese, a position he has held since June 2021. Previously, Mr. Toy served in numerous positions for Sauer Brands, Inc. (“Sauer Brands”), a manufacturer of food products, including as Chief Customer Steward, from August 2020 to June 2021, and President of Foodservice, from August 2019 to August 2020. Mr. Toy served as Chief Financial Officer for Diversey Inc., a provider of cleaning and hygiene products, from September 2017 to June 2018. Prior to that, he held a variety of positions at Kraft Heinz Company (NASDAQ: KHC), one of the largest food and beverage companies in the world, including as President, US Foodservice, from 2015 to April 2017, Group Vice President, North America Foodservice, from 2013 to 2015, Vice President, SAP Implementation and Transformation, from 2011 to 2013, and Vice President, Finance and Group Chief Financial Officer of Foodservice, from 2008 to 2011. Mr. Toy served in a number of roles for Lexmark International, Inc., a manufacturer of laser printers and imaging products, including as Vice President Finance, SAP Implementation, from 2007 to 2008, Group Chief Financial Officer, Inkjet Printers and Supplies, from 2004 to 2007, Director Corporate Planning, from 2002 to 2004, and Senior Manager, Finance, from 1999 to 2003. Prior to that, Mr. Toy served in various multi-functional roles at Eastman Chemical Company (NYSE: EMN), a global specialty materials company, from 1991 to 1999. Mr. Toy has served as a member of the board of directors of QBD & Minus Forty Technologies Corp., a North American designer and manufacturer of refrigerated marketing solutions, since August 2021. Mr. Toy received his B.A. in Business Economics from the College of Wooster and his M.B.A. in Management from the Owen Graduate School of Management at Vanderbilt University.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2022, the Company held its 2022 Annual Meeting. Based on the certified voting report provided by the inspector of elections for the 2022 Annual Meeting, the Company’s shareholders elected all of the Company’s director nominees and approved Proposals 2, 3 and 4, as described in the Company’s Definitive Proxy Statement for the Annual Meeting on Schedule 14A, which was filed with the Securities and Exchange Commission on April 11, 2022 and supplemented on May 11, 2022.

The proposals voted on and approved by the shareholders at the 2022 Annual Meeting were as set forth below.

Proposal 1

Shareholders elected the following directors with terms ending at the 2023 annual meeting of shareholders (or upon the due election and qualification of their respective successors).

Official Results

Nominees	For	Withhold	Broker Non-Votes
Cheryl A. Bachelder	205,930,739	3,174,535	371,685
Court D. Carruthers	207,533,252	1,572,022	371,685
Robert M. Dutkowsky	208,268,902	836,372	371,685
Marla Gottschalk	208,942,806	162,468	371,685
Sunil Gupta	208,090,502	1,014,772	371,685
Carl Andrew Pforzheimer	208,115,330	989,944	371,685
Quentin Roach	208,914,204	191,070	371,685
David M. Tehle	207,438,277	1,666,997	371,685
Ann E. Zeigler	208,396,473	708,801	371,685
Nathaniel H. Taylor*	24,757,241	0	0

* Voted upon separately by the holders of shares of the Company’s Series A Convertible Preferred Stock, as a single class, reflected on an as-converted basis.

Proposal 2

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval of the compensation of the Company's named executive officers	171,354,212	36,226,627	1,524,435	371,685

Proposal 3

Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022.

Official Results

	For	Against	Abstain	Broker Non-Votes
Appointment of Deloitte & Touche	208,142,904	1,211,198	122,857	0

Proposal 4

Shareholders approved, on an advisory basis, the following resolution submitted by shareholder proposal:

RESOLVED, Shareholders request that US Foods adopt short, medium, and long-term science-based greenhouse gas emissions reduction targets, inclusive of emissions from its full value chain, in order to achieve net-zero emissions by 2050 or sooner and to effectuate appropriate emissions reductions prior to 2030.

Official Results

	For	Against	Abstain	Broker Non-Votes
Adoption of GHG emission reduction targets	142,394,975	18,513,206	48,020,047	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2022

US Foods Holding Corp.

By:	/s/ Kristin M. Coleman
Kristin M. Coleman
EVP, General Counsel, Chief Compliance Officer and Corporate Secretary